UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2019

Virgin Galactic Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38202	98-1366046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

166 North Roadrunner Parkway, Suite 1C Las Cruces, New Mexico		88011
(Address of principal executive offices)		(Zip Code)

(661) 824-6690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-third of one Warrant to purchase one share of common stock	SPCE.U	New York Stock Exchange
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Warrants to purchase common stock	SPCE.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

This Amendment No. 3 on Form 8-K (this “Amendment No. 3”) incorporates by reference the information contained in the Current Report on Form 8-K filed by Virgin Galactic Holdings, Inc. (“VGH”) on October 29, 2019, as amended by Amendment No. 1 filed on October 29, 2019 and Amendment No. 2 filed on November 12, 2019 (collectively, the “Original Report”).

As previously reported in the Original Report, Social Capital Hedosophia Holdings Corp. (“SCH”), a Cayman Islands exempted company, previously entered into an Agreement and Plan of Merger, dated as of July 29, 2019, as amended on October 2, 2019 (the “Merger Agreement”), by and among SCH, Vieco USA, Inc., Vieco 10 Limited (“V10”), Foundation Sub 1, Inc., a direct wholly owned subsidiary of SCH (“Merger Sub A”), Foundation Sub 2, Inc., a direct wholly owned subsidiary of SCH (“Merger Sub B”), Foundation Sub LLC, a direct wholly owned subsidiary of SCH (“Merger Sub LLC”), TSC Vehicle Holdings, Inc., an indirect wholly owned subsidiary of V10 (“Company A”), Virgin Galactic Vehicle Holdings, Inc., an indirect wholly owned subsidiary of V10 (“Company B”), and Virgin Galactic Holdings, LLC, a direct wholly owned subsidiary of V10 (“Company LLC”). The Merger Agreement provided for, among other things, the domestication of SCH as a Delaware corporation, upon which it changed its name to “Virgin Galactic Holdings, Inc.” (the “Domestication”) and the mergers of (x) Merger Sub A with and into Company A, with Company A surviving the merger as a wholly owned subsidiary of VGH, (y) Merger Sub B with and into Company B, with Company B surviving the merger as a wholly owned subsidiary of VGH, and (z) Merger Sub LLC with and into Company LLC, with Company LLC surviving the merger as a wholly owned subsidiary of VGH (together with the Domestication, the “Business Combination”).

On October 23, 2019, SCH held an extraordinary general meeting at which the SCH shareholders considered and approved, among other things, the Business Combination. Following the approval of SCH’s shareholders, on October 25, 2019, the parties consummated the Business Combination.

Item 8.01. Other Events.

As a result of the Business Combination, VGH became the successor issuer to SCH. Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), VGH’s shares of common stock, units and warrants are deemed registered under Section 12(b) of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Galactic Holdings, Inc.

Date: February 24, 2020	By:	/s/ George Whitesides
	Name:	George Whitesides
	Title:	Chief Executive Officer and President